Exhibit 99.1

Office of the US Trustee - Region 18

Seattle, Washington

Monthly Reporting Requirements

Corporations and Partnerships

All Chapter 11 debtors (other than individuals) must serve the U.S. Trustee with the documents and reports identified below no later than the 15th day of the month following the end of the month covered by the report.

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

For the month of: July 2012

Required Documents	Document Attached		Previously Submitted		Explanation Attached
1. Income Statement (profit and loss statement).	(X	)	(	)	(	)
2. Comparative Balance Sheet.	(X	)	(	)	(	)
3. Statement of Cash Receipts and Disbursements.	(X	)	(	)	(	)
4. Statement of Aged Receivables.	(X	)	(	)	(	)
5. Statement of Aged Payables.	(X	)	(	)	(	)
6. Statement of Operations, Taxes, Insurance and Personnel.	(X	)	(	)	(	)
7. Other documents/reports as required by the U.S. Trustee: None	(	)	(	)	(	)

The undersigned certifies under penalty of perjurty (28 U.S.C. § 1746) that the information contained in this and accompanying reports is complete, true and correct to the best of my knowledge, information and belief.

By:	/s/	Shelly L. Krasselt	Dated: August 15, 2012
Controller
Title of Debtor Representative

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

For the period: Refer to dates below

Basis of Accounting: Accrual

		Month Ending
	10/28/10-10/31/10	November 30, 2010	December 31, 2010	January 31, 2011	February 29, 2011	March 31, 2011	April 30, 2011	May 31, 2011	June 30, 2011
Income
Misc Income	$—	$—	$—	$—	$—	$—	$—	$—	$—
Gain on sale of assets	$—	$—	$37,020	$—	$—	$—	$—	$—	$—

Expenses
Payroll/Officer Expenses	$1,909	$3,215	$1,970	$5,750	$3,660	$5,477	$3,069	$1,550	$2,289
Occupancy	$—	$971	$595		$—	$—	$—	$—	$—
Director Fees	$—	$—	$750	$2,500	$3,500	$2,500	$2,500	$2,500	$2,500
Investor Relations	$692	$234	$—	$—	$—	$—	$—	$—	$—
Service Contracts	$—	$89	$—	$—	$—	$—	$—	$—	$—
Ongoing Professional costs	$—	$1,646	$2,334	$12,298	$5,529	$3,995	$3,922	$2,247	$1,374
Professionals	$—	$—	$65,179		$—	$—	$—	$—	$—
Interest Expense DIP loan	$—	$1,700	$4,038	$—	$—	$—	$—	$—	$—
Loan Fee	$—	$100,000	$—	$—	$—	$—	$—	$—	$—
Special Cousel	$—	$332,726	$162,000	$16,000	$15,380	$2,000	$5,689	$(136)	$—
Debtor’s Counsel	$—	$75,540	$50,854	$24,139	$20,549	$17,218	$12,196	$13,824	$5,201
Income Tax Expense	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Expenses	$2,601	$516,121	$287,719	$60,687	$48,619	$31,190	$27,375	$19,985	$11,364

Net Income (Loss)	$(2,601)	$(516,121)	$(250,699)	$(60,687)	$(48,619)	$(31,190)	$(27,375)	$(19,985)	$(11,364)

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

For the period: Refer to dates below

Basis of Accounting: Accrual

	Month Ending
	July 31, 2011	August 31, 2011	September 30, 2011	October 31, 2011	November 30, 2011	December 31, 2011	January 31, 2012	February 29, 2012	March 31, 2012	April 30, 2012	May 31, 2012	June 30, 2012	July 31, 2012
Income
Misc Income	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Gain on sale of assets	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Expenses
Payroll/Officer Expenses	$557	$2,264	$—	$13	$—	$3,924	$4	$3,193	$1	$—	$1,962	$2	$—
Occupancy	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Director Fees	$2,500	$2,500	$2,500	$3,500	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500
Investor Relations	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Service Contracts	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Ongoing Professional costs	$2,707	$3,928	$2,215	$4,975	$2,108	$1,726	$4,733	$2,116	$2,629	$3,632	$2,212	$2,607	$3,176
Professionals	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Interest Expense DIP loan	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Loan Fee	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Special Cousel	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Debtor’s Counsel	$—	$—	$—	$—	$10,753	$12,808	$—	$—	$—	$—	$—	$84,375	$14,923
Income Tax Expense	$—	$—	$—	$—	$—	$—	$—	$—	$130	$—	$—	$—	$—

Total Expenses	$5,764	$8,692	$4,715	$8,488	$15,361	$20,958	$7,237	$7,810	$5,260	$6,132	$6,675	$89,484	$20,599

Net Income (Loss)	$(5,764)	$(8,692)	$(4,715)	$(8,488)	$(15,361)	$(20,958)	$(7,237)	$(7,810)	$(5,260)	$(6,132)	$(6,675)	$(89,484)	$(20,599)

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Comparative Balance Sheet

	10/31/2010	11/30/2010	12/31/2010	1/31/2011	2/28/2011	3/31/2011	4/30/2011
Assets
Current Assets
Cash	$97,345	$6,988,798	$6,098,902	$5,910,113	$5,896,209	$5,827,500	$5,812,289
Investment in WIN Partners	$100,000	$100,000	$—	$—	$—	$—	$—

Total Current Assets	$197,345	$7,088,798	$6,098,902	$5,910,113	$5,896,209	$5,827,500	$5,812,289

Accounts/Dividend Receivable
Accrued Dividend Receivable - TRUPS prepetition	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842
Accrued Dividend Receivable - TRUPS postpetition	$—	$—	$—	$—	$—	$—	$—

Total Accounts Receivable	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842

Other Assets
Dashiell Insurance Policy Assignment of Benefits	$160,797	$160,797	$—	$—	$—	$—	$—
Real Property - Prosser Building and Land	$202,184	$202,184	$—	$—	$—	$—	$—
Deferred tax asset/other assets	$0	$0	$—	$—	$—	$—	$—
Investment in American West Bank	$6,000,000	$6,000,000	$—	$—	$—	$—	$—
Investment in TRUPS	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Other Assets	$7,601,981	$7,601,981	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Assets	$7,984,167	$14,875,621	$7,522,744	$7,333,956	$7,320,051	$7,251,342	$7,236,131

Liabilities
Postpetition Liabilities:
Accounts Payable	$692	$408,266	$306,089	$177,988	$212,702	$175,184	$187,347
Debtor in Possession Loan to SKBHC Hawks Nest	$—	$850,000	$—	$—	$—	$—	$—
Stalking Horse Bid Deposit	$—	$6,150,000	$—	$—	$—	$—	$—

Total Postpetition Liabilities	$692	$7,408,266	$306,089	$177,988	$212,702	$175,184	$187,347

Prepetition Liabilities
Accounts Payable	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337
Notes Payable	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000
Accrued Dividend Payable	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827

Total Prepetition Liabilities	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164

Total Liabilities	$47,393,856	$54,801,430	$47,699,253	$47,571,152	$47,605,866	$47,568,348	$47,580,511

Owner Equity
Preferred Stock	$—	$—	$—	$—	$—	$—	$—
Common Stock	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472
Retained Deficit	$(292,892,160)	$(293,408,281)	$(293,658,981)	$(293,719,668)	$(293,768,287)	$(293,799,477)	$(293,826,852)

Total Owner Equity	$(39,409,689)	$(39,925,809)	$(40,176,509)	$(40,237,196)	$(40,285,815)	$(40,317,005)	$(40,344,380)

Total Liabilities and Equity	$7,984,167	$14,875,621	$7,522,744	$7,333,956	$7,320,051	$7,251,342	$7,236,131

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Comparative Balance Sheet

	5/31/2011	6/30/2011	7/31/2011	8/31/2011
Assets
Current Assets
Cash	$5,794,491	$5,632,435	$5,643,644	$5,634,726
Investment in WIN Partners	$—	$—	$—	$—

Total Current Assets	$5,794,491	$5,632,435	$5,643,644	$5,634,726

Accounts/Dividend Receivable
Accrued Dividend Receivable - TRUPS prepetition	$184,842	$184,842	$184,842	$184,842
Accrued Dividend Receivable - TRUPS postpetition	$—	$—	$—	$—

Total Accounts Receivable	$184,842	$184,842	$184,842	$184,842

Other Assets
Dashiell Insurance Policy Assignment of Benefits	$—	$—	$—	$—
Real Property - Prosser Building and Land	$—	$—	$—	$—
Deferred tax asset/other assets	$—	$—	$—	$—
Investment in AmericanWest Bank	$—	$—	$—	$—
Investment in TRUPS	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Other Assets	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Assets	$7,218,333	$7,056,277	$7,067,486	$7,058,568

Liabilities
Postpetition Liabilities:
Accounts Payable	$189,535	$38,843	$55,815	$55,590
Debtor in Possession Loan to SKBHC Hawks Nest	$—	$—	$—	$—
Stalking Horse Bid Deposit	$—	$—	$—	$—

Total Postpetition Liabilities	$189,535	$38,843	$55,815	$55,590

Prepetition Liabilities
Accounts Payable	$1,337	$1,337	$1,337	$1,337
Notes Payable	$41,239,000	$41,239,000	$41,239,000	$41,239,000
Accrued Dividend Payable	$6,152,827	$6,152,827	$6,152,827	$6,152,827

Total Prepetition Liabilities	$47,393,164	$47,393,164	$47,393,164	$47,393,164

Total Liabilities	$47,582,699	$47,432,007	$47,448,979	$47,448,754

Owner Equity
Preferred Stock	$—	$—	$—	$—
Common Stock	$253,482,472	$253,482,472	$253,482,472	$253,482,472
Retained Deficit	$(293,846,837)	$(293,858,201)	$(293,863,965)	$(293,872,657)

Total Owner Equity	$(40,364,366)	$(40,375,730)	$(40,381,493)	$(40,390,185)

Total Liabilities and Equity	$7,218,333	$7,056,277	$7,067,486	$7,058,568

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Comparative Balance Sheet

	9/30/2011	10/31/2011	11/30/2011	12/31/2011	1/31/2012	2/29/2012	3/31/2012	4/30/2012	5/31/2012	6/30/2012	7/31/2012

Assets
Current Assets
Cash	$5,609,553	$5,601,052	$5,596,437	$5,547,525	$5,541,257	$5,534,018	$5,528,207	$5,522,073	$5,515,691	$5,462,443	$5,456,754
Investment in WIN Partners	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Current Assets	$5,609,553	$5,601,052	$5,596,437	$5,547,525	$5,541,257	$5,534,018	$5,528,207	$5,522,073	$5,515,691	$5,462,443	$5,456,754

Accounts/Dividend Receivable
Accrued Dividend Receivable - TRUPS prepetition	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842
Accrued Dividend Receivable - TRUPS postpetition	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Accounts Receivable	$184,842	$184,842	$184,842.03	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842

Other Assets
Dashiell Insurance Policy Assignment of Benefits	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Real Property - Prosser Building and Land	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Deferred tax asset/other assets	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Investment in American West Bank	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Investment in TRUPS	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Other Assets	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Assets	$7,033,395	$7,024,894	$7,020,279	$6,971,367	$6,965,100	$6,957,860	$6,952,049	$6,945,915	$6,939,533	$6,886,285	$6,880,596

Liabilities
Postpetition Liabilities:
Accounts Payable	$35,132	$35,119	$45,864	$17,910	$18,880	$19,450	$18,899	$18,897	$19,190	$55,426	$70,336
Debtor in Possession Loan to SKBHC Hawks Nest	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Stalking Horse Bid Deposit	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Postpetition Liabilities	$35,132	$35,119	$45,864	$17,910	$18,880	$19,450	$18,899	$18,897	$19,190	$55,426	$70,336

Prepetition Liabilities
Accounts Payable	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337
Notes Payable	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000
Accrued Dividend Payable	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827

Total Prepetition Liabilities	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164

Total Liabilities	$47,428,296	$47,428,283	$47,439,028	$47,411,074	$47,412,044	$47,412,614	$47,412,063	$47,412,061	$47,412,354	$47,448,590	$47,463,500

Owner Equity
Preferred Stock	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Common Stock	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472
Retained Deficit	$(293,877,372)	$(293,885,861)	$(293,901,221)	$(293,922,179)	$(293,929,416)	$(293,937,226)	$(293,942,486)	$(293,948,618)	$(293,955,293)	$(294,044,777)	$(294,065,376)

Total Owner Equity	$(40,394,901)	$(40,403,389)	$(40,418,749)	$(40,439,707)	$(40,446,944)	$(40,454,754)	$(40,460,014)	$(40,466,146)	$(40,472,821)	$(40,562,305)	$(40,582,904)

Total Liabilities and Equity	$7,033,395	$7,024,894	$7,020,279	$6,971,367	$6,965,100	$6,957,860	$6,952,049	$6,945,915	$6,939,533	$6,886,285	$6,880,596

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Cash Receipts

For the Month Ending: July 31, 2012

Cash Receipts

Date	Description (Source)	Amount

Beginning Cash Balance		$5,462,443.15

Total Cash Receipts		$—

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Cash Disbursements

For the Month Ending: July 31, 2012

Cash Disbursements

Date	Check No.	Payee	Description	Amount

7/27/2012	1186	J. Frank Armijo	July Retainer Board of Director Fee	$500.00	*
7/27/2012	1187	Kay C. Carnes	July Retainer Board of Director Fee	$500.00	*
7/27/2012	1188	Craig D. Eerkes	July Retainer Board of Director Fee	$500.00	*
7/27/2012	1189	Donald H. Swartz	July Retainer Board of Director Fee	$500.00	*
7/27/2012	1190	P. Mike Taylor	July Retainer Board of Director Fee	$500.00
7/27/2012	1191	Denise Sloon	Bookkeeping Services	$252.65
7/27/2012	1192	IST Shareholder Services	Transfer Agen fees-July/out-of-pocket June	$1,841.77	*
7/27/2012	1193	RR Donnelley	EDGAR Prep and transmission	$432.00	*
7/27/2012	1194	US Trustee	2nd Qtr 2012 Trustee Payment	$650.00	*
7/31/2012	ACH	Dept of Labor & Industries	2nd QTR 2012 tax payment	$1.95
7/30/2012	ACH	US Treasury	940 FUTA tax payment	$10.88

Total Cash Disbursements				$5,689.25

Adjustments (explain)				$—

Ending Cash Balance (must be reconciled to the bank statement for account cited above)				$5,456,753.90

*	Noted amounts have not yet cleared the bank statement.

2215-0.56-96898N11.n01 1 of 1 A

AMERICANWEST BANCORPORATION ATTN: KRISTIN DANFORD 110 S FERRALL SPOKANE WA 99202	2215	STATEMENT DATE Jul 31, 2012 Pg 1 of 1	_____ _____ _____

Ask us about our Home Equity Line of Credit and take advantage of our LOW rate and NO closing costs. Our application process is easier than ever and our personalized service is second to none. AmericanWest Bank is your community bank and we’re here to help you meet your financial goals,

whether they include a major purchase or a smaller one. Apply today,

now’s the time!

Small Business Free Checking
07/01/2012 Beginning Balance		5,515,391.70
0 Deposits/Other Credits	+	.00
13 Checks/Other Debits	-	53,714.03
07/31/2012 Ending Balance	31 Days in Statement Period	5,461,677.67

------- Checks listed in numerical order; (*) indicates gap in sequence -------
Check	Date	Amount	Check		Date	Amount
1177	07/03	500.00	1183		07/03	47,841.07
1178	07/06	500.00	1184		07/05	1,561.48
1179	07/02	500.00	1185		07/05	871.00
1180	07/02	500.00	1190	*	07/31	500.00
1181	07/06	500.00	1191		07/31	252.65
1182	07/03	175.00

--------------------------------- Other Debits ---------------------------------
07/30/2012 ACH Payment		10.88
IRS	USATAXPYMT
07/31/2012 ACH Payment	LABOR&INDUSTRIES L&I ELF	1.95

----------------------------- Daily Ending Balance -----------------------------
07/01	5,515,391.70	07/05	5,463,443.15	07/30	5,462,432.27
07/02	5,514,391.70	07/06	5,462,443.15	07/31	5,461,677.67
07/03	5,465,875.63

PLEASE SEE IMPORTANT INFORMATION ON THE REVERSE SIDE

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Aged Receivables

For the month ending July 31, 2012

Total Due	Current (0-30 Days)	Past Due (31-60 Days)	Past Due (61-90 Days)	Past Due (91 & Over)
Prepetition
$—	$—	$—	$—	$—

Postpetition
$—	$—	$—	$—	$—

Totals
$—	$—	$—	$—	$—

Accounts Receivable Reconciliation
Opening Balance			$—
New Accounts this Month			$—
Balance			$—
Amount Collected on Prior Accounts			$—
Closing Balance			$—
Check Figure			$—

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Aged Payables

For the month ending July 31, 2012

NOTE: Schedule only includes postpetition debts.

Account Name	Description	Total Due	Current (0-30 Days)	Past Due (31-60 Days)	Past Due (61-90 Days)	Past Due (91 & Over)
Foster Pepper		$51,456.15	$14,922.50	$36,533.65	$—	$—
Morrison Foerster		$4,179.78	$—	$—	$—	$4,179.78
Sandler O’Neil		$13,000.00	$—	$—	$—	$13,000.00
BDO USA, LLC		$1,700.00	$—	$—	$—	$1,700.00

Totals		$70,335.93	$—	$—	$—	$18,879.78

Accounts Payable Reconciliation
Opening Balance		$55,426.26
Total New Indebtedness Incurred this Month		$14,922.50

Balance		$70,348.76

Amount paid on Prior Accounts Payable		$12.83

Closing Balance		$70,335.93

Office of the US Trustee - Region 18

Seattle, Washington

Statement of Operations, Taxes, Insurance and Personnel

For the Month Ending: July 31, 2012

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

1. What efforts have been made toward presentation of a plan to the creditors?

As part of the dispute between the competing plans of Holdco and the Debtor, Committee and Holdco entered into a mediation agreement. The mediation was approved by Bankruptcy Judge Williams and will be handled by Federal Judge Michael Hogan. Matters regarding confirmation of the Holdco Plan and approval of its disclosure statement are held in abeyance during the mediation.

2. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its prepetition unsecured debt, except as have been authorized by the Court?

:	Yes
X :	No	Identify amount, who was paid and the date paid:	N/A

3. Provide a narrative report of significant events and events out of the ordinary course of business:

None

4. List any payments during this period on debt that has been personally guaranteed by any principal, partner or officer of the business.

None

5. If assets have been sold in other than the ordinary course of business, please provide details as to the asset sold, date of sale, total sales price, deductions (i.e. commissions), and net amount received.

None

6. STATUS OF TAXES

FEDERAL TAXES	AMOUNT WITHHELD OR ACCRUED	AMOUNT PAID	DATE PAID	POSTPETITION TAXES PAST DUE

FICA	$—	$—	N/A	$—
Withholding	$—	$—	N/A	$—
Unemployment	$—	$10.88	7/30/2012	$—
Income	$—	$—	N/A	$—
Other	$—	$—	N/A	$—

STATE TAXES

Dept. of Labor and Industries	$—	$1.95	7/31/2012	$—
Income	$—	$—	N/A	$—
Employment Sec.	$—	$—	N/A	$—
Dept. of Revenue	$—	$—	N/A	$—
B&O	$—	$—	N/A	$—
Sales	$—	$—	N/A	$—
Excise	$—	$—	N/A	$—

OTHER TAXES

City Business/License	$—	$—	N/A	$—
Personal Property	$—	$—	N/A	$—
Real Property	$—	$—	N/A	$—
Other (List)	$—	$—	N/A	$—

Explain reason for any past due postpetition taxes:

N/A

7. SCHEDULE OF SALARY AND OTHER PAYMENTS TO PRINCIPALS / EXECUTIVES / INSIDERS*

Payee Name	Position	Nature of Payment	Amount
Patrick J. Rusnak	CEO and President	Services Performed	$—
Shelly L. Krasselt	Controller	Services Performed	$—

*	List accrued salaries whether or not paid and any draws of any kind or perks such as car, etc. made to or for the benefit of any proprietor, owner, partner, shareholder, officer, director or insider.

8. SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Appointment Date	Amount Paid This Month	Date of Court Approval	Aggregate Received	Estimated Balance Due
Debtor’s Counsel	11/17/2010	$—	6/7/2012	$276,392	$51,456
Counsel For Unsecured Creditors’ Committee		$—		$—	$—
Trustee’s Counsel		$—		$—	$—
Accountant	12/9/2011	$—		$—	$1,700
Special Counsel	11/2/2010	$—	6/2/2011	$544,000	$4,180
Financial Advisor	11/2/2010	$—	*	$52,179	$13,000

*	Paid per 12/14/2010 interim payment order.

Identify fees accrued but not paid during the month: Debtors Counsel $0; Special Counsel $0.

9. Please explain any changes in insurance coverage that took place this month.

None

10. Personnel

	Full Time	Part Time
Total number of employees at beginning of period	0	2
Number hired during the period	0	0
Number terminated or resigned during the period	0	0
Total number of employees on payroll at period end	0	2

Total payroll for the period	$—